SmartDose– Development Agreement  P19-0005-01

Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

scPharmaceuticals(“scPharma”) at 2400 District Avenue, Suite 310, Burlington, MA 01803 and West Pharmaceutical Services, Inc. (“West”), with an address of 530 Herman O. West Drive, Exton, Pennsylvania 19341, wish to enter into an agreement for the development of a custom, single use SmartDose Gen II 10mL device (“Device”) for use with scPharma’s selected pipeline drug(s), Furoscix® pursuant to the terms and conditions of this Development Agreement (“Agreement”).

Once signed by both scPharma and West (together, the "Parties"), this proposal shall serve as the binding development agreement (the "Agreement") between the Parties.

In the event that scPharma's specific product device requirements change or its project plans are revised, West and scPharma will discuss appropriate changes to this Agreement, which shall be effective upon the parties' execution of an amended version of this Agreement.

Development Program

The scope of this development agreement sets forth the activities required to use the SmartDose® Gen II 10mL wearable platform technology as a containment and on body delivery system for ScPharma Drug Product (“Compound”) (the SmartDose device hereafter referred to as the “Device” and the Device combined with the active ingredient is the “Product”). The scope of work includes development of the Device to accommodate effective delivery of Compound. West will also establish manufacturing capacity to support both the clinical supply and early commercial production of the Product.

The parties agree to the terms of the exclusivity grant, as set forth in Appendix A hereto, which is incorporated by reference herein.

During the development phase (hereinafter “Phase I”), West will perform all work as defined and agreed upon by ScPharma and West and set forth below. In addition, the filling process at the delivery volume will be verified:

•	Upon ScPharma’s Approval, the project will be moved to the clinical supply phase (hereinafter “Phase II”). The activities for this phase are also detailed below.
•	West will make every effort to deliver Phase I in accordance with the timeline set forth below, or as further agreed to by the parties.

Phase I: Development Phase

This Phase I will include Milestones 1 through 6 (see Table 1 below).

•	If all requirements are met successfully, at the end of this phase, West will move after scPharma approval to Phase II for build of clinical and early commercial supply.
•	The West committed timelines below for Phase II are dependent on ScPharma commitment and CMO selection and assume that all tasks in Phase I are performed without delay or change in project scope.

Phase II: Production Readiness – Clinical Build and Early Commercial Supply

ACTIVE/99260008.3

SmartDose– Development Agreement  P19-0005-01

Industrialization or 'Production Readiness – Clinical Build Ready’ is required to transition from Device development to clinical production and supply of the Product. Key activities – and related capital investments – during this phase include device injection mold tooling, device assembly equipment, fluid path assembly equipment, primary container molding and assembly, container secondary packaging, piston molding. Activities undertaken during this phase to establish production capacity include, but are not limited to the following:

•	Establishment of Requirements for Mold Tooling and Assembly Equipment
•	Vendor Selection and Qualification of External Suppliers
•	Qualification of Production Area
•	Installation, Debug, and Process Development
•	Establishment of Manufacturing Documentation
•	Personnel Training
•	Process Validation
•

As part of West’s investment in the SmartDose platform technology, West is committed to establish manufacturing capacity to support the growing demand of its pharma partners. Customer’s forecasted demand as stipulated in the RFQ is well considered, and the parties will engage into a Supply Agreement to ensure Customer’s evolving forecasts are met by leveraging our global manufacturing footprint.

Phase I – Product Development Phase

TABLE 1

No.	Milestone	High-level Activities and Deliverables (in BOLD)	Estimated Completion Time Per Milestone (in months)(After DA Sign-off)	Milestone payments (See Appendix C for details)
1	DA Execution Project Kick-Off & Planning	[***]	[***]	[***]
2	Technical Feasibility Review Summary	[***]	[***]	[***]
3	Design Inputs Review Summary	[***]	[***]	[***]
4	Design Outputs - Preliminary Build and Engineering Test	[***]	[***]	[***]

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No.	Milestone	High-level Activities and Deliverables (in BOLD)	Estimated Completion Time Per Milestone (in months)(After DA Sign-off)	Milestone payments (See Appendix C for details)
5	System Verification (DVT)	[***]	[***]	[***]
6	HF Support/Regulatory	[***]	[***]	[***]

NOTE: Combination Product Primary, Secondary, and Tertiary Packaging is under assessment by the development team, as discussed.

•	Packaging design for primary and secondary packaging plus pallet configuration.
•	Device Primary Packaging – [***] ‐ West to design
•	Device Secondary Packaging – [***] – West to design along with multi-pack shipper box
•	Device Tertiary Packaging – [***] – West to design
•	Shipping validation, Pallet and shipper configurations ([***])

Timing and Costs of the above packaging design for primary and secondary packaging plus pallet configuration is not included at this time as part of this Agreement. Final pricing will be updated through an amendment to this Agreement

Phase II Production Readiness – Clinical and Early Commercial Build

TABLE 2

No.	Milestone	High-level Activities and Deliverables (in BOLD)	Costs
6	Production Readiness – Clinical Build Ready	[***]	[***]
TOTAL COST FOR PHASE I & II			$5,150,000

Development and Timeline Assumptions

This section lists assumptions for all device configurations around the development and industrialization of the Product.

•	Assumes a start date of T0 – When this Agreement has been executed by both parties
•	See Appendix D for start times and parallel activities to compress timelines.
•	Each milestone builds upon the other. A delay in one may have a knock-on affect to another.
•	[***]
•	[***]
•	[***]

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•	Design Verification will be completed with Compound
•	West will support fill/finish technical feasibility as a separate service not included in this agreement.
•	[***] after scPharma’s requirements are established for product attributes such as visual cues and branding colors, West will update and provide a requirements document
•	To allow Compound and Placebo into Israel, the Israeli Ministry of Health requires the MSDS, Safety Review (with report) and packaging information. [***]
•	[***]
•	Tolerance analysis / Design for Manufacturing – [***]
•	Test method development and validation including support for scPharma’s test method development – Platform specific for Customer’s Compound
•	If the drug risk is different than that assumed by West for our platform this may add time to development
•	Proposal development charges include Devices that will be used for internal (West) use only
•	[***]
•

The Parties agree they will mutually revise this scope of work in the event Customer proposes additional requirements not captured in the request-for-proposal and/or West cannot reasonably complete one of the activities herein

•	Customer and West will need to agree on requirements associated with accelerated aging and storage conditions. [***]
•	[***]
•	Device Master File (MAF) will be available for scPharma’s reference
•	Drug Master File(s) will be available for scPharma’s reference
•	The design will incorporate existing West Intellectual Property
•	Design verification including but not limited to
o	[***]
•	No part of this feasibility and development work grants exclusivity or IP on any resulting designs, except as explicitly set forth in Appendix A.
•	West can provide Product Analysis / Complaint support which can be quoted separately
•	West reserves the right to re-assess the proposal for additional requirements not captured in the request-for-proposal.
•	West will perform Combination Product Design Verification (if a design input is different to West’s)
•	West will perform Combination Product Use‐By‐Date (Shelf Life)
•

Combination Product Environmental Studies (if real drug product is used for DVT testing, we can assess West ownership as part of DVT, if mimic/placebo solution is used, Customer will need to supplement the DVT testing with real drug product)

scPharma’s  Responsibilities during Phase I:

•	Placebo/ Drug Product Safety Informatician (e.g. MSDS) – prior to any shipment
•	User Requirements Specifications (URS)
•	Hazard Identification Document for the Drug Product
•	Filling vendor selection
•	Filling process validation
•	Production equivalent filled and labeled containers for DVT to West

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•	Combination product clinical product packaging vendor selection and applicable qualification
•	Drug/API formulation and compatibility
•	Drug stability testing in CCS and in device
•	Combination Product Design Validation
•	Combination Product HFE file, including required documentations (e.g., URS, Use FMEA) and Human Factors Studies (Formative and Summative)
•	Combination Product configuration shipping studies
•	Combination Product Labeling, including IFU
•	Primary Drug Container – CZ Systems provided by West, Drug Filling/Sterility responsibility Customer/Filler
•	Combination Product Registration and Certification
•	Combination Product clinical training units and the clinical training of users/clinicians.

Note: West can support Customer through different studies and requirements, such as CCS, Environmental studies, Labeling and IFU, based on experience and internal capabilities (West Analytical Services etc.). However, the final responsibility lies with the ScPharma.

Agreement Notes and Assumptions

1.1.

Estimates represent the amount of time West will need to generate the deliverables. They do not include ScPharma decision making or approval time.  Should these reviews or approvals result in significant project delays; West reserves the right to review the costs and timelines associated with remaining project phases. If a portion of any phase needs to be repeated, appropriate charges will apply based on the scope of the required work.

1.2.

This agreement constitutes the entire agreement between the parties with respect to the subject matter described herein and supersedes all previous agreements between the parties and all terms in any printed forms exchanged or which may be exchanged in the future.  This agreement may only be modified by a writing executed by authorized representatives of each party hereto.

1.3.

West warrants that the services provided hereunder shall be performed in a good, competent and workpersonlike manner. THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. If West breaches the foregoing warranty, West will reperform such services or, at West's option, provide a credit for the amount paid for same.  THE PROVISIONS OF THIS SECTION SET FORTH CUSTOMER's EXCLUSIVE REMEDY AND WEST'S SOLE LIABILITY ON ANY CLAIM, WHETHER IN TORT OR CONTRACT, AND IN NO EVENT SHALL WEST BE LIABLE FOR ANY OTHER DAMAGE, COST, EXPENSE OR LIABILITY OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, INCLUDING WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING FOR ANY REASON.  IN NO EVENT SHALL CUSTOMER BE LIABLE TO WEST FOR ANY AMOUNT OF DAMAGES IN EXCESS OF THE TOTAL AMOUNTS PAYABLE BY SCPHARMA TO WEST UNDER THIS AGREEMENT OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY SORT, INCLUDING ANY CLAIMS FOR LOST PROFITS.

1.4.

For the sake of clarity, any “units” to be provided under this Agreement are being supplied only for evaluation purposes in the context of stability and testing to be designed and carried out by ScPharma.  West makes no representations regarding the quality, suitability, or

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performance of any units, except as specifically set forth in above in Note 1.3  ScPharma assumes full responsibility for evaluation of the suitability of any products and assumes all risk and responsibility in connection with any such products.  No units will be supplied by West other than any such units specifically contemplated hereunder unless an additional written agreement is put in place between the parties.

1.5.	“I.P.” means [***].
1.6.

Each party (the “Recipient”) agrees, both during and subsequent to the term of this Agreement, not to disclose to others or use for its own benefit or the benefit of others, any information (including I.P.) of the other party (the “Discloser”), which is communicated to the Recipient in writing and specifically identified as “CONFIDENTIAL” or which  by its nature would reasonably be understood to be confidential, except that the Recipient shall not be prevented from using or disclosing such information which (i) is or becomes generally known in the trade or business which is now practiced by the Discloser, or other becomes publicly known through no wrongful act of the Recipient; or (ii) was in possession of or available to the Recipient or is rightfully received by the Recipient from a third party without restriction and without breach of this Agreement; or (iii) is approved for release by written authorization by the Discloser. Such I.P. may be disclosed without breaching this Agreement if such I.P. is required to be disclosed by a court or judicial or governmental authority of competent jurisdiction or by any applicable law, rule or regulation and, in such event, only after the Recipient provides prompt written notice to the Discloser so as to enable the Discloser to resist any such required disclosure and/or to obtain suitable protection regarding such required disclosure.

1.7.

This Development Agreement will enter into force on the date on which it is signed by both parties (the “Effective Date”) and will remain effective until full completion of the activities described in this Development Agreement, unless earlier terminated by any of the Parties (the “Term”). Either party may terminate this Development Agreement for a material breach by the other Party of this Development Agreement if such breach remains uncured for forty-five (45) days after such first party delivers written notice of such breach to the breaching party.  ScPharma may terminate this Development Agreement at any time by serving fifteen days written notice to West. In case of earlier termination, ScPharma shall only pay for the payments set forth in Appendix A, and those milestones already completed and, in the event of milestones already initiated by West but not finalized, ScPharma will pay for duly evidenced expenses (which shall never exceed the relevant milestone amount).

1.8.	This proposal is valid until [***].

By signing this commitment to proceed, scPharma ScPharmaacknowledges that a formal Purchase Order will be issued as outlined in this  Agreement to cover all aspects of the development project. Activities will commence upon receipt of ScPharma Purchase Order and fully executed Development Agreement.

Acknowledged and agreed to by:

ScPharma

/s/ John Tucker________                  _________January 28, 2019____

SignatureDate

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SmartDose– Development Agreement  P19-0005-01

WEST

/s/ Eric Resnick________                   __________ January 28, 2019____

SignatureDate

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Appendix A: Exclusivity Grant

•

During the Term of this Agreement (but in no event for longer than [***] from the effective date of this Agreement), and subject to the terms set forth below in this Appendix A, West shall not develop any SmartDose device or other wearable device for use with any loop diuretic drug product indicated in adults for the treatment of edema associated with congestive heart failure in the Territory (“Exclusivity Grant”).   “Territory” is defined as the United States regulated market; however, ScPharma will have an option to extend the Territory of the Exclusivity Grant to global non-US markets, as further described below.

•	The Exclusivity Grant is subject to the following terms:

o	scPharma shall pay West [***] (the “Exclusivity Fee”) on the following schedule:

▪	[***] up-front in 2019 due at signing of the Agreement
▪	[***] on [***]
▪	[***] on [***] or at completion of the Agreement deliverables, whichever comes first.

o

The Exclusivity Fee includes five million US dollars for US market exclusivity and one million US dollars for ScPharma’s option to extend the Territory of the Exclusivity Grant to cover the global non-US regulated markets (the “Non-US Option”).

•

Should scPharma choose to exercise the Non-US Option, then they shall pay West an additional two-milllion US dollars ($2,000,000) at the time of option execution.  The period to exercise this Non-US Option will expire in [***] from the effective date of this Agreement or at the conclusion of the final deliverable in this  Agreement, whichever comes first.

•

In addition to the payments set forth above, scPharma will pay the following amounts if either of these events occur: (1) scPharma will pay an additional [***] if West successfully completes the Development Agreement and scPharma does not continue with West as their sole device and container partner for the Industrial and Commercial Phases of scPharma's drug product candidate, Furoscix®; or (2) scPharma will pay an additional [***] if scPharma terminates this Agreement prior to their [***] exclusivity payment.

•	All payments described in this Appendix A are non-refundable.

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Appendix B: SmartDose® Platform Specifications

	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

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Appendix C: Products, Services and Pricing

In consideration of West’s performance of the Services as set forth in this Agreement, ScPharma shall pay West a total amount not to exceed Five Million  US Dollars ($5,150,000). Any changes to the pricing, payments schedules, and/or total payment amount shall only be effective upon execution by the Parties of a written and signed amendment to this Agreement.  ScPharma will make payments to West within thirty days of receipt of an undisputed invoice and in accordance with the following:

a.

ScPharma shall make a one-time, up-front payment of [***] to West, at the Commencement of Program, as per TABLE 1 above. Remaining milestone payments are due at the completion of the deliverables as specified in TABLE 1.

b.	Upon ScPharma’s receipt and acceptance of the applicable Deliverables associated with West’s completion of Milestones, ScPharma will pay West amount as identified in TABLE 1.
c.

For Products (or product components) required for over and above testing and use during Phase I and Phase II under this Agreement, ScPharma will provide to West such orders in writing.  Pricing of such Product will be in accordance with TABLE 3 herein. Upon ScPharma’s receipt of Product as requested, ScPharma shall pay West the total amount due under a separate ScPharma Purchase Order, with reference to this Agreement.

Fee Schedule

a.	ScPharma shall make a one-time, up-front payment of [***] to West.
b.	Upon ScPharma’s receipt and acceptance of the applicable Deliverables associated with West’s completion of Milestone 3, ScPharma will pay West [***].
c.	Upon ScPharma’s receipt and acceptance of the applicable Deliverables associated with West’s completion of Milestone 4, ScPharma will pay West [***].
d.	Upon ScPharma’s receipt and acceptance of the applicable Deliverables associated with West’s completion of Milestone 5a, ScPharma will pay West [***].
e.	Upon ScPharma’s receipt and acceptance of the applicable Deliverables associated with West’s completion of Milestone 5b, ScPharma will pay West [***].
f.

Upon NDA submission for the combination drug/device product but no less than six months following ScPharma’s receipt and acceptance of the applicable Deliverables associated with West’s completion of Milestone 6, ScPharma will pay West [***].

g.	Upon ScPharma’s receipt and acceptance of the applicable Deliverables associated with West’s completion of Milestone Milestone 7, ScPharma will pay West [***].

Milestone	Deliverables	Compensation
Phase I & II
1	Up-front payment(T0)	[***]
3	Design Input review summary	[***]
4	Design Output Review	[***]

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5a	Initiation of Design Verification Testing	[***]
5b	Competion of DV Testing	[***]
6	Regulatory support	[***]
7	Clinical Readiness and supply of Product	[***]
Total Compensation		$5,150,000.00

Table 3:Development Phase Component Pricing

	Device	Cartridge	Piston
Item Number	[***]	[***]	[***]
Item Description	[***]	[***]	[***]
Pricing/Unit	[***]	[***]	[***]

•	EX-Works [***]
•	Standard lead-time is [***] days.

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Appendix D: Timelines

[***]

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Appendix E: Customer Input

TABLE 4: Deliverables/Timelines, [***]

No	Gen II 10mL
	ScPharma Requirement	Customer Quantities	Customer Timeline
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]

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Appendix F: Optional Services

Table 5

No.	Service Package	Description	Price
1	Call Center Device Training	[***]	[***]
2	Failure Investigation Training	[***]	[***]

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